SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 19, 2005
LIONS GATE ENTERTAINMENT CORP.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880 (Commission File Number)	N/A (IRS Employer Identification No.)
555 Brooksbank Avenue
North Vancouver, British Columbia V7J 3S5
And
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
(Address of principal executive offices)
(604) 983-5555
(Registrant’s telephone number, including area code)
                                        NO CHANGE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
b) Drew Craig resigned as a member of our board of directors effective September 24, 2005.
d) Effective September 24, 2005, Laurie May has been appointed as a member of our board of directors. In April 13, 2005, we entered into library and output agreements with Maple Pictures Corp., a Canadian corporation, for the distribution of Lions Gate’s motion picture, television and home video product in Canada. As of the first quarter of the agreements ended June 30, 2005, Maple Pictures has paid us approximately $136,028 pursuant to the library and output agreements. Maple Pictures was formed by Ms. May, another former Lions Gate executive and a third-party equity investor. We also have a minority interest in Maple Pictures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.
Date: September 23, 2005	By:	/s/ James Keegan
		Name:	James Keegan
		Title:	Chief Financial Officer